SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                                                                           October 25, 2007

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 25, 2007, the Board of Directors of Interface, Inc. (the “Company”) amended the Company’s bylaws, effective immediately.  The amendment changed Article V, Sections 1 and 3 (addressing the form and transfers of shares of stock) of the bylaws to allow shares of Company stock to be issued and transferred in uncertificated, book-entry form.  The purpose of the amendment was to make the Company’s stock eligible for participation in a Direct Registration Program, as required by Nasdaq Rule 4350.  A copy of the amendment of the bylaws is included as Exhibit 3.1 hereto and hereby incorporated by reference.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)              Shell Company Transactions.

None.

(d)          Exhibits.

Exhibit No.	Description
3.1	Amendment of the Bylaws of Interface, Inc., adopted on October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Senior Vice President
Date: October 29, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment of the Bylaws of Interface, Inc., adopted on October 25, 2007.